Prospectus Supplement

November 18, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated November 18, 2021 to the Morgan Stanley Institutional Fund, Inc. Prospectuses dated April 30, 2021

Asia Opportunity Portfolio
China Equity Portfolio
Developing Opportunity Portfolio
Global Opportunity Portfolio
International Opportunity Portfolio

The section of each Prospectus entitled "Additional Information About the Funds' Investment Strategies and Related Risks—China Risk" is hereby deleted and replaced with the following:

China Risk

Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a Fund's investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund's investments. In addition, certain securities are, or may in the future become restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result.

A Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund's investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund's ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited ("HKSCC"), Hong Kong's clearing entity, at the China Securities Depository and Clearing Corporation Limited ("CSDCC"). A Fund's ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC's ability or willingness as record-holder of Stock Connect securities to enforce a Fund's shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program's continued existence or whether future developments regarding the program may restrict or adversely affect a Fund's investments or returns. In addition, the application and interpretation of the laws and regulations of China and Hong Kong, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund's investments and returns.

Variable Interest Entities. A Fund may gain economic exposure to certain operating companies in China through legal structures known as variable interest entities ("VIEs"). From time to time, a Fund's investments in U.S.-listed shell companies relying on VIE structures to consolidate China-based operations may be significant. In a VIE structure, a China-based operating company ("Operating Company") typically establishes an offshore shell company ("Shell Company") in another jurisdiction, such as the Cayman Islands, which then enters into service and other contracts with the Operating Company and issues shares on a foreign exchange, like the New York Stock Exchange or Hong Kong Exchange. Investors in VIEs hold stock in the Shell Company rather than directly in the Operating Company and the Shell Company may not own stock or other equity in the Operating Company. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership (e.g., by U.S. persons and entities such as the Funds) of companies in certain industries in China. Through a VIE arrangement, the Operating Companies indirectly raise capital from U.S. investors without distributing ownership of the Operating Companies to U.S. investors.

Investments in VIEs are subject to risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely adversely affect an investment in a VIE. In addition, VIEs are also subject to the risk of inconsistent and unpredictable application of Chinese law, that the Shell Company may lose control over the Operating Company and that the equity owners of the Operating Company may have interests conflicting with those of the Shell Company's investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities may take positions which result in increased tax liabilities. Thus, investors, such as the Funds, face risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect VIEs and the enforceability of the Shell Company's contractual arrangements with the Operating Company. If these risks materialize, the value of investments in VIEs could be significantly adversely affected and a Fund could incur significant losses with no recourse available.

Please retain this supplement for future reference.

  IFIVIEPROSPTA 11/21